Exhibit 23



                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of HSB Group, Inc. of our report dated June 9, 2000 appearing in this Form 11-K.





PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2000

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